                                                                    EXHIBIT 10.8


             ASSIGNMENT AND TRANSFER OF PREFERRED STOCK AND WARRANTS


This Assignment and Transfer of Preferred Stock and Warrants (this "Assignment") is entered into as of the 22nd day of March, 2000, by and among HMEU Viatel I-EQ Coinvestors, LLC ("EQ "), a Delaware limited liability company, HMEU Viatel I-SBS Coinvestors, LLC ("SBS"), a Delaware limited liability company, HM Viatel PG Europe, LLC ("PG"), a Delaware limited liability company, HMEU Viatel Qualified Fund, LLC ("Qualified"), a Delaware limited liability company and HMEU Viatel Private Fund, LLC ("Private"), a Delaware limited liability company.

                                    RECITALS


A. The parties to this Assignment severally own shares of 7.50% Cumulative Convertible Preferred Stock, Series B-1, par value $0.01 per share in Viatel, Inc. ("Company") ("Preferred Stock"), five year warrants to purchase shares of the Company's common stock par value $0.01 per share ("Common Stock") at a purchase price of $75.00 per share ("A-1 Warrants") and five year warrants to purchase shares of the Company's Common Stock at a purchase price of $100.00 per share ("B-1 Warrants") (the A-1 Warrants and B-1 Warrants collectively, the "Warrants").

B. EQ and PG wish to severally assign and transfer, and SBS, Qualified and Private wish to severally acquire, an aggregate of 2,385 shares of Preferred Stock, 5,525 A-1 Warrants and 5,525 B-1 Warrants as set forth in this Assignment.

                                   AGREEMENTS

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. ASSIGNMENT. (a) EQ hereby assigns and transfers 369 shares of Preferred Stock and 855 A-1 Warrants and 855 B-1 Warrants; and

                  (b) PG hereby assigns and transfers 2016 shares of Preferred Stock and 4,670 A-1 Warrants and 4,670 B-1 Warrants to SBS, Qualified and Private such that, after giving effect to such assignment and transfer, each party hereto shall own the number of shares of Preferred Stock and Warrants opposite such party's name as set forth on Exhibit A hereto.

2. FURTHER ASSURANCES. Each party covenants and agrees that it will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, conveyances, transfers, assignments, powers of attorney and assurances as may be required to better assure, convey, transfer, confirm and vest unto SBS, Qualified and Private the Preferred Stock and

Warrants assigned and transferred pursuant to this Assignment and to aid and assist SBS, Qualified and Private in collecting and reducing the same to possession.

3. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.


                                    HMEU VIATEL I-EQ COINVESTORS, LLC

                                    By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                    Name:  David W. Knickel
                                    Title: Vice President


                                    HMEU VIATEL I-SBS COINVESTORS, LLC

                                    By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                    Name:  David W. Knickel
                                    Title: Vice President


                                    HM VIATEL PG EUROPE, LLC

                                    By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                    Name:  David W. Knickel
                                    Title: Vice President


                                    HMEU VIATEL QUALIFIED FUND, LLC

                                    By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                    Name:  David W. Knickel
                                    Title: Vice President


                                    HMEU VIATEL PRIVATE FUND, LLC


                                    By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                    Name:  David W. Knickel
                                    Title: Vice President

                                         EXHIBIT A


                                              SHARES OF
                                              PREFERRED             A-1                B-1
          ASSIGNEE                              STOCK             WARRANTS           WARRANTS
          --------                            ---------           --------           --------
HMEU Viatel I-EQ Coinvestors, LLC                  928              2,150              2,150
HMEU Viatel I-SBS Coinvestors, LLC               1,871              4,336              4,336
HM Viatel PG Europe, LLC                         5,338             12,370             12,370
HMEU Viatel Qualified Fund, LLC                 72,249            167,421            167,421
HMEU Viatel Private Fund, LLC                      864              2,002              2,002
                                                ------            -------            -------
Total                                           81,250            188,279            188,279
                                                ======            =======            =======